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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                          July 30, 2007 (July 30, 2007)
                Date of Report (Date of earliest event reported)


                                Pitney Bowes Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                       1-3579                06-0495050
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               World Headquarters
                                 1 Elmcroft Road
                        Stamford, Connecticut 06926-0700
                    (Address of principal executive offices)

                                 (203) 356-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02 Disclosure of "Results of Operations and Financial Condition."

On July 30, 2007, the registrant issued a press release setting forth its financial results, including consolidated statements of income, supplemental information, and a reconciliation of reported results to adjusted results for the three and six months ended June 30, 2007 and 2006, and consolidated balance sheets at June 30, 2007 and March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      99.1     Press release of Pitney Bowes Inc. dated July 30, 2007



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Pitney Bowes Inc.

July 30, 2007




                                            /s/ S.J. Green
                                            -----------------------------------
                                            S.J. Green
                                            Vice President - Finance and
                                            Chief Accounting Officer
                                            (Principal Accounting Officer)